Exhibit e(ii) under Form N-1A
                                       Exhibit 1 under Item 601/ Reg. S-K
                                Exhibit S
                                 to the
                         Distributor's Contract
                     Money Market Obligations Trust
               Government Obligations Fund - Trust Shares
                  Prime Obligations Fund - Trust Shares
                Tax-Free Obligations Fund - Trust Shares
                Treasury Obligations Fund - Trust Shares
            The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.
      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the
"Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.
      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph
1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.
      Witness the due execution hereof this 1st day of December, 2002.
                                    MONEY MARKET OBLIGATIONS TRUST



                                    By:  /s/ J. Christopher Donahue
                                       ---------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President
                                    FEDERATED SECURITIES CORP.



                                    By:  /s/ James F. Getz
                                       ---------------------------
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer

                                Exhibit T
                                 to the
                         Distributor's Contract

                     Money Market Obligations Trust

        Prime Management Obligations Fund - Institutional Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Institutional Shares of the Fund, first set forth in this Exhibit.
      Witness the due execution hereof this 1st day of March, 2003.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ J. Christopher Donahue
                                       ---------------------------------
                                    Name:  J. Christopher Donahue
                                    Title: President

                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ James F. Getz
                                       ---------------------------
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer


                                Exhibit U
                                 to the
                         Distributor's Contract

                     Money Market Obligations Trust

                     Federated Capital Reserves Fund
                   Federated Government Reserves Fund
                        Federated Municipal Trust

The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the "Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Portfolios thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2004.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ J. Christopher Donahue
                                       ---------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    FEDERATED SECURITIES CORP.


                                    By:  /s/ James F. Getz
                                       ---------------------------
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer

                                Exhibit V
                                 to the
                         Distributor's Contract

                     Money Market Obligations Trust

     California Municipal Cash Trust - Institutional Capital Shares
       Government Obligations Fund - Institutional Capital Shares
          New York Municipal Cash Trust - Institutional Shares
    Prime Management Obligations Fund - Institutional Capital Shares Prime Management Obligations Fund - Institutional Service Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2004.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ J. Christopher Donahue
                                       ---------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    FEDERATED SECURITIES CORP.


                                    By:  /s/ James F. Getz
                                       ---------------------------
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer

                                Exhibit W
                                 to the
                         Distributor's Contract

                     Money Market Obligations Trust

                         Cash Series Shares of:
                     California Municipal Cash Trust
                    Connecticut Municipal Cash Trust
                      Florida Municipal Cash Trust
                   Massachusetts Municipal Cash Trust
                     New Jersey Municipal Cash Trust
                      New York Municipal Cash Trust
                      Virginia Municipal Cash Trust

            The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the "Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2004
..
                                    MONEY MARKET OBLIGATIONS TRUST



                                    By:  /s/ J. Christopher Donahue
                                       ---------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    FEDERATED SECURITIES CORP.



                                    By:  /s/ James F. Getz
                                       ---------------------------
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer